Exhibit 10.1

MASTER AMENDMENT AGREEMENT

This Master Amendment Agreement (the “Agreement”), dated as of July 25, 2005 (the “Amendment Date”), is by and among Microvision, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A. The Company and the Buyers entered into that certain Securities Purchase Agreement dated as of March 11, 2005 (the “Securities Purchase Agreement”) pursuant to which, among other things, the Company issued to the Buyers certain senior secured exchangeable convertible notes (the “Old Notes”).

B. The Company agreed to provide certain registration rights with respect to the shares of common stock of Lumera Corporation issuable under the Old Notes (the “Exchange Shares”) pursuant to a Registration Rights Agreement dated as of March 11, 2005 by and between the Company and the Buyers (the “Lumera Registration Rights Agreement”).

C. The Company and the Buyers desire to amend and restate the Old Notes, and the Company has agreed to issue warrants (the “Amendment Warrants”) on the terms and conditions hereof.

AGREEMENT

NOW THEREFORE, in consideration of the premises and mutual promises herein made, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

1. Amendment of Notes.

1.1 Each of the Buyers and the Company hereby agrees that the Old Note issued to such Buyer is hereby amended and restated to read in its entirety in the form attached hereto as Exhibit A (as so amended and restated, the “Amended and Restated Note”).

1.2 The Company shall promptly issue to each Buyer an Amended and Restated Note in the principal amount as is set forth opposite such Buyer’s name on the Schedule of Buyers, along with warrants to acquire that number of shares as is set forth opposite such Buyer’s name on the Schedule of Buyers, upon the surrender by such Buyer of the Old Note issued to it in like principal amount (provided that the failure on the part of the Buyer to surrender the Old Note issued to it shall not effect the validity of the amendment and restatement of such Old Note).

2. Registration Rights. The following amendments shall be made to Section 1 of the Registration Rights Agreement dated as of March 11, 2005 by and among the Company and the Buyers with respect to shares of the Company’s common stock:

2.1 New Definitions. The following terms shall be added in appropriate alphabetical order:

“Amendment Date” shall have the meaning set forth in the Master Amendment Agreement.

“Amendment Warrant Shares” means the shares issuable under the Amendment Warrants.

“Amendment Warrants” means those warrants issued by the Company pursuant to the Master Amendment Agreement.

“Master Amendment Agreement” means the Master Amendment Agreement dated as of July 25, 2005 by and among the Company and the Buyers.

2.2 The defined term “Filing Deadline” shall be amended and restated as follows:

“Filing Deadline” means 30 days after the Amendment Date.

2.3 The defined term “Effectiveness Deadline” shall be amended and restated as follows:

“Effectiveness Deadline” means the date which is 90 days after the Amendment Date, or if there is a review of the Registration Statement by the SEC, 120 days after the Amendment Date.

2.4 The defined term “Registrable Securities” shall be amended and restated as follows:

“Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion of the Notes, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iii) the Amendment Warrant Shares issued or issuable upon exercise of the Amendment Warrants, (iii) the Interest Shares issued or issuable under the Notes and (iv) any share capital of the Company issued or issuable with respect to the Conversion Shares, the Notes, the Warrant Shares, the Amendment Warrant Shares, the Warrants or the Amendment Warrants as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on conversions of the Notes or exercises of the Warrants or Amendment Warrants.

2.5 The defined “Required Registration Amount” shall be amended and restated as follows:

“Required Registration Amount” means 130% of the sum of (i) the maximum number of Interest Shares issued and issuable pursuant to the terms of the Notes calculated as if all such Interest Shares were to be issued as of the trading date immediately preceding the applicable date of determination, (ii) the number of Conversion Shares issued and issuable pursuant to the Notes as of the trading day immediately preceding the applicable date of determination, (iii) the number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination, and (iv) the number of Amendment Warrant Shares issued and issuable pursuant to the Amendment Warrants as of the trading day immediately preceding the applicable date of determination, all subject to adjustment as provided in Section 2(e); provided, however, that if the Securities and Exchange Commission will not permit the Company to register such amount, then the “Required Registration Amount” shall be such amount as the Securities and Exchange Commission would permit, which in no event shall be lower than 100% of the sum of clauses (i), (ii), (iii) and (iv).

3. Old Warrants. The following amendments shall be made to Warrant No. 77, Warrant No. 78, Warrant No. 79 and Warrant No. 80 of the Company, issued to the Buyers on March 11, 2005 pursuant to the Securities Purchase Agreement:

3.1 The following term shall be added to Section 15 in appropriate alphabetical order:

“Amendment Warrants” means those warrants issued pursuant to the Master Amendment Agreement dated as of July 25, 2005 by and between the Company and the Purchasers.

3.2 Section (1)(f) is amended and restated as follows:

(f) Limitations on Exercises.

(i) Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the SPA Securities, the SPA Warrants and the Amendment Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

(ii) Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon exercise of this Warrant (including, as applicable, any shares of Common Stock issued upon conversion or exercise of the SPA Securities, SPA Warrants or Amendment Warrants or issued as Interest Shares (as defined in the Securities Purchase Agreement)) without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount regardless of whether the shares of Common Stock are listed on the Principal Market or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, no Buyer shall be issued, upon exercise or conversion, as applicable, of any SPA Warrants, SPA Securities or Amendment Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the principal amount of Notes issued to such Buyer pursuant to the Securities Purchase Agreement on the Closing Date and the denominator of which is the aggregate principal amount of all Notes issued to the Buyers pursuant to the Securities Purchase Agreement on the Closing Date (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s SPA Warrants, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of SPA Warrants shall exercise all of such holder’s SPA Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of SPA Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the SPA Warrants then held by each such holder.

4. Termination of Lumera Registration Rights Agreement.

4.1 The Company and the Buyers hereby agree that the Lumera Registration Rights Agreement is hereby terminated and cancelled in its entirety ab initio and shall be of no further force, effect or validity.

5. Waiver. Each of the Buyers expressly waives any breach of any representation, warranty or covenant contained in the Securities Purchase Agreement relating to any failure or potential failure to register the resale of the Exchange Shares as contemplated by the Lumera Registration Rights Agreement.

6. Miscellaneous.

6.1 Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof.

6.2 Amendments. No amendment of any provision of this Agreement will be valid and binding unless it is in writing and signed by the Company and the holders of the Amended and Restated Notes representing at least a majority of the aggregate principal amount of the Amended and Restated Notes.

6.3 Governing Law. The validity, interpretation and enforcement of this Amendment whether in contract, tort, equity or otherwise, shall be governed by the laws of the State of New York.

6.4 Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.5 Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

6.6 Expenses. The Company shall, upon execution of this Agreement, reimburse the Buyers for reasonable legal expenses incurred in connection with the execution of this Agreement and any and all documents executed in connection therewith, up to a maximum of $5,000.00 in the aggregate.

[Signature page follows]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Master Amendment Agreement to be duly executed as of the date first written above.

COMPANY:

MICROVISION, INC.

By:	/s/ Richard F. Rutkowski
Name:	Richard F. Rutkowski
Title:	Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Master Amendment Agreement to be duly executed as of the date first written above.

BUYERS:

IROQUOIS CAPITAL, L.P.

By:	/s/ JOSHUA SILVERMAN
Name:	Joshua Silverman
Title:	Partner

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Master Amendment Agreement to be duly executed as of the date first written above.

BUYERS:

SMITHFIELD FIDUCIARY LLC

By:	/s/ ADAM J. CHILL
Name:	Adam J. Chill
Title:	Authorized Signatory

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Master Amendment Agreement to be duly executed as of the date first written above.

BUYERS:

OMICRON MASTER TRUST
By:	Omicron Capital L.P., as advisor
By:	Omicron Capital Inc., its general partner

By:	/s/ BRUCE BERNSTEIN
Name:	Bruce Bernstein
Title:	Managing Partner

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Master Amendment Agreement to be duly executed as of the date first written above.

BUYERS:

CRANSHIRE CAPITAL L.P.

By:	/s/ MITCHELL KOPIN
Name:	Mitchell Kopin
Title:	The General Partner

SCHEDULE OF BUYERS

(1)	(2)		(3)	(4)
Buyer	Address and Facsimile Number		Aggregate Principal Amount of Notes	Aggregate Number of Warrants
Iroquois Capital, L.P.	Iroquois Capital, L.P.		$2,000,000	150,000
641 Lexington Ave.
26th Floor
New York, New York 10022
	Facsimile:	(212) 207-3452
	Telephone:	(212) 974-3070
E-mail: jsilverman@icfund.com
	Attention:	Joshua Silverman
	Residence:	Delaware

Smithfield Fiduciary LLC	c/o Highbridge Capital Management, LLC		$3,000,000	225,000
9 West 57th Street, 27th Floor
New York, New York 10019
	Attention:	Ari J. Storch
Adam J. Chill
	Facsimile:	(212) 751-0755
	Telephone:	(212) 287-4720
	E-mail:	ari.storch@hcmny.com
adam.chill@hcmny.com
	Residence:	Cayman Islands

Omicron Master Trust	c/o Omicron Capital L.P.		$3,000,000	225,000
153 E. 53rd Street
48th Floor
New York, New York 10022
	Attention:	Bruce Bernstein
	Facsimile:	(212) 508-7028
	Telephone:	(212) 508-7027
	E-mail:	bb@omicroncapital.com
	Residence:	Bermuda

Cranshire Capital L.P.	c/o Downsview Capital, Inc.		$2,000,000	150,000
The General Partner
666 Dundee Road, Suite 1901
Northbrook, IL 60062
	Attention:	Mitchell D. Kopin
	Facsimile:	(847) 562-9031
	Telephone:	(847) 562-9030
	E-mail:	mkopin@cranshirecapital.com
	Residence:	Illinois